Estimated Future Amortization Expense Related to Purchased Intangible (Detail) (TransUnion Corp-Successor, TransUnion Holding Company, Inc., USD $) In Millions, unless otherwise specified	Dec. 31, 2012
TransUnion Corp-Successor | TransUnion Holding Company, Inc.
Schedule Of Estimated Future Amortization Expense [Line Items]
2013	$ 135.1
2014	136.4
2015	135.2
2016	134.6
2017	132.9
Thereafter	1,237.4
Total future amortization expense	$ 1,911.6